UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

AMENDMENT NO. 1

Date of Report (Date of earliest event reported):  March 30, 2009

ST. LAWRENCE ENERGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-23266	38-3717938
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2370 Watson Court, Suite 100
Palo Alto, CA 94303
(Address of principal executive office)

(650) 384-0333
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 13, 2009, the Registrant filed a Current Report on Form 8-K with the Securities and Exchange Commission to report a change in the Company’s public accountant under Item 4.01 of Form 8-K.  This Company is filing this Amendment No. 1 in response to a comment letter, dated April 14, 2009 from the SEC.

Item 4.01                      CHANGES IN REGISTRANT’S CERTIFYING ACCOUTANTS

Resignation of Michael F. Cronin, CPA

On March 30, 2009, Michael F. Cronin, CPA (“MFC”) resigned as St. Lawrence Energy Corp.’s (the “Company”) independent public accountant.

During the fiscal years audited, and through the date of MFC’s resignation, there were no disagreements with MFC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to MFC’s’s satisfaction, would have caused MFC to make reference to the subject matter in connection with any periods; and there were no reportable events as defined in Item 304 (a) (1) (iv) of Regulation S-K.

For the past two years, the former auditors report contained on our financial statements did not contain an adverse opinion, a disclaimer of opinion, was not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided MFC with a copy of the foregoing disclosures and requested MFC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether the firm agrees with the statements made in this 8-K report and, if not, stating the respects in which the firm does not agree, as an exhibit within two business days of its receipt or 10 business day after filing this amendment, stating whether it agrees with the above statements.  A copy of that letter, dated April 16, 2009, 2009, is filed as Exhibit 16.1 to this Form 8-K.

Engagement of Rotenberg & Co. LLP

On March 30, 2009, the Company engaged Rotenberg & Co. LLP (“RC”), as the Company’s independent public accountants.  RC has been engaged to perform an audit of the Company and to prepare and report on the financial statements for the fiscal year ended December 31, 2008.

Neither the Company nor anyone on its behalf has consulted RC regarding (i) either: the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; as such, no written or oral advice was provided, and none was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was a subject of a disagreement or reportable event, as there were none.

The decision to hire RC was approved by the Board of Directors on March 30, 2009.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.:                    Description

16.1                                  Letter dated April 16, 2009 from Michael F. Cronin, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ST. LAWRENCE ENERGY CORP.

Dated: April 16, 2009	By:	/s/ W. Benjamin Garst, Jr.
	Name:	W. Benjamin Garst, Jr.
	Title:	Chief Executive Officer and Chief Financial Officer

CERTIFICATE

I, W. Benjamin Garst, Jr., the Chief Executive Officer and Chief Financial Officer St. Lawrence Energy Corp. (the “Company”), hereby acknowledges that:

1.	The Company is responsible for the adequacy and accuracy of the disclosure in the Company’s Amendment No. 1 to its Current Report on Form 8-K;

2.	Staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and

3.	The Company may not assert staff comments as a defense in any proceeding initiated by the Securities and Exchange Commission or any person under the federal securities laws of the United States.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 16th day of April, 2009.

/s/ W. Benjamin Garst, Jr. W. Benjamin Garst, Jr. Chief Executive Officer Chief Financial Officer St. Lawrence Energy Corp.